EXHIBIT 10(f)22

                    BASE SALARIES OF NAMED EXECUTIVE OFFICERS

                       SAVANNAH ELECTRIC AND POWER COMPANY

         Effective as of March 1, 2005, the following are the annual base salaries of the Chief Executive Officer and certain other executive officers of Savannah Electric and Power Company (the "Company").

         Anthony R. James                                           $276,322
            President and Chief Executive Officer
         W. Miles Greer                                             $217,236
            Vice President
         Kirby R. Willis                                            $194,551
            Vice President, Chief Financial Officer,
            Treasurer and Assistant Corporate Secretary

         Effective October 2004, Sandra R. Miller, a former Vice President of the Company, was elected as an officer of Southern Company GAS LLC and no longer serves as an executive officer of the Company. Ms. Miller's base salary for the year ended December 31, 2004 was $162,807.